Exhibit 99.2
TSYS Announces Earnings for 2007

TSYS
Financial Highlights
(Unaudited)
(In thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
			Percentage			Percentage
	2007	2006	Change	2007	2006	Change
Revenues
Electronic payment processing services*	$240,509	303,525	(20.8)%	$955,926	989,062	(3.4)%
Merchant acquiring services	63,950	64,957	(1.6)	254,069	260,275	(2.4)
Other services*	56,938	51,269	11.1	218,128	185,096	17.8

Revenues before reimbursables	361,397	419,751	(13.9)	1,428,123	1,434,433	(0.4)
Reimbursable items	97,116	84,149	15.4	377,713	352,738	7.1

Total revenues	458,513	503,900	(9.0)	1,805,836	1,787,171	1.0

Expenses
Salaries & other personnel expense*	145,689	141,312	3.1	576,655	522,256	10.4
Net occupancy & equipment expense*	67,813	92,802	(26.9)	273,154	317,916	(14.1)
Spin related expenses*	11,834	—	nm	13,526	—	nm
Other operating expenses*	55,364	57,401	(3.5)	211,277	237,179	(10.9)

Expenses before reimbursable items	280,700	291,515	(3.7)	1,074,612	1,077,351	(0.3)
Reimbursable items	97,116	84,149	15.4	377,713	352,738	7.1

Total operating expenses	377,816	375,664	0.6	1,452,325	1,430,089	1.6

Operating income	80,697	128,236	(37.1)	353,511	357,082	(1.0)

Other income:
Interest income	8,295	4,817	72.2	26,925	14,113	90.8
Interest expense	(1,641)	(209)	nm	(3,133)	(573)	(446.8)
(Loss) gain on foreign currency translation, net	(703)	1,037	(167.8)	41	1,232	(96.7)
Dividend income	268	—	nm	347	—	nm

Other income	6,219	5,645	10.2	24,180	14,772	63.7

Income before income taxes, minority interest and equity in income of equity investments	86,916	133,881	(35.1)	377,691	371,854	1.6
Income taxes	42,226	47,689	(11.5)	143,668	126,182	13.9

Income before minority interest and equity in income of equity investments	44,690	86,192	(48.2)	234,023	245,672	(4.7)
Minority interest	(541)	(304)	(78.0)	(1,976)	(752)	(162.8)
Equity in income of equity investments	1,531	1,169	31.0	5,396	4,243	27.2

Net income	$45,680	87,057	(47.5)%	$237,443	249,163	(4.7)%

Basic earnings per share	$0.23	0.44	(47.7)%	$1.21	1.27	(4.7)%

Diluted earnings per share	$0.23	0.44	(47.7)%	$1.20	1.26	(4.8)%

Dividend declared per share	$3.10	0.07		$3.31	0.27

Average common shares outstanding	197,109	196,307		196,759	196,744

Average common and common equivalent shares outstanding	197,379	196,663		197,165	197,077

*	Certain amounts have been previously reclassed to conform with the presentation adopted in 2007.
nm = not meaningful
- more -

TSYS Announces Earnings for 2007

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended December 31, 2007					Three Months Ended December 31, 2006
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$243,041	68,072	56,916	—	368,029	316,918	49,430	59,056	—	425,404
Intersegment revenues	(5,983)	(486)	(163)	—	(6,632)	(4,660)	(956)	(37)	—	(5,653)

Revenues before reimbursables from external customers	$237,058	67,586	56,753	—	361,397	312,258	48,474	59,019	—	419,751

Total revenues	$324,302	70,585	72,426	—	467,313	385,941	55,263	70,448	—	511,652
Intersegment revenues	(8,151)	(486)	(163)	—	(8,800)	(6,759)	(956)	(37)	—	(7,752)

Revenues from external customers	$316,151	70,099	72,263	—	458,513	379,182	54,307	70,411	—	503,900

Depreciation and amortization	$25,305	6,451	6,498	—	38,254	41,334	6,388	6,866	—	54,588

Intersegment expenses	$3,068	(4,203)	(7,665)	—	(8,800)	3,526	(3,336)	(7,927)	—	(7,737)

Segment operating income	$63,972	11,381	17,203	(11,859)	80,697	104,515	6,676	17,045	—	128,236

Income before income taxes, minority interest and equity income of equity investments	70,933	10,284	17,558	(11,859)	86,916	109,133	7,240	17,508	—	133,881

Income tax expense	$23,560	3,696	5,870	9,100	42,226	38,860	3,357	5,472	—	47,689

Equity in income of equity investments	$(120)	1,651	—	—	1,531	—	1,169	—	—	1,169

Net Income	$46,816	8,134	11,688	(20,958)	45,680	70,342	4,679	12,036	—	87,057

Identifiable assets	1,320,055	319,279	192,454	—	1,831,788
Intersegment eliminations	(305,847)	(1,526)	(1,245)	—	(308,618)

Total assets	1,014,208	317,753	191,209	—	1,523,170

	Twelve Months Ended December 31, 2007					Twelve Months Ended December 31, 2006
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$981,754	243,226	228,609	—	1,453,589	1,057,257	158,608	237,786		1,453,651
Intersegment revenues	(23,479)	(1,187)	(800)	—	(25,466)	(18,130)	(956)	(132)		(19,218)

Revenues before reimbursables from external customers	$958,275	242,039	227,809	—	1,428,123	1,039,127	157,652	237,654		1,434,433

Total revenues	$1,297,434	253,498	288,780	—	1,839,712	1,349,797	183,425	282,108		1,815,330
Intersegment revenues	(31,889)	(1,187)	(800)	—	(33,876)	(27,071)	(956)	(132)		(28,159)

Revenues from external customers	$1,265,545	252,311	287,980	—	1,805,836	1,322,726	182,469	281,976		1,787,171

Depreciation and amortization	$101,611	24,213	26,644	—	152,468	137,093	20,489	27,312		184,894

Intersegment expenses	$12,965	(16,163)	(30,673)	—	(33,871)	22,476	(18,784)	(31,791)		(28,099)

Segment operating income	$258,769	44,181	64,112	(13,551)	353,511	283,396	16,236	57,450		357,082

Income before income taxes, minority interest and equity income of equity investments	282,653	42,944	65,645	(13,551)	377,691	295,303	16,958	59,593		371,854

Income tax expense	$97,297	14,137	23,134	9,100	143,668	97,497	5,818	22,867		126,182

Equity in income of equity investments	$(120)	5,516	—	—	5,396	—	4,243	—		4,243

Net Income	$187,133	30,449	42,511	(22,650)	237,443	198,694	13,743	36,726		249,163

Note:	Revenues from domestic-based services include electronic payment processing services and other services provided from the United States to clients domiciled in the United States or other countries. Revenues from international-based services include electronic payment processing services and other services provided from outside the United States to clients based mainly outside the United States. Revenues from merchant processing services include TSYS Acquiring’s merchant acquiring and related services.
- more -

TSYS Announces Earnings for 2007

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2007					Three Months Ended June 30, 2007
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$240,969	52,963	54,818	—	348,750	254,340	58,044	58,234	—	370,618
Intersegment revenues	(4,781)	(223)	(135)	—	(5,139)	(5,754)	(372)	(397)	—	(6,523)

Revenues before reimbursables from external customers	$236,188	52,740	54,683	—	343,611	248,586	57,672	57,837	—	364,095

Total revenues	$314,458	55,400	66,884	—	436,742	333,872	60,734	74,114	—	468,720
Intersegment revenues	(6,781)	(223)	(135)	—	(7,139)	(7,795)	(372)	(397)	—	(8,564)

Revenues from external customers	$307,677	55,177	66,749	—	429,603	326,077	60,362	73,717	—	460,156

Depreciation and amortization	$25,966	5,800	6,830	—	38,596	25,748	5,507	6,755	—	38,010

Intersegment expenses	$3,407	(3,239)	(7,301)	—	(7,133)	2,984	(3,727)	(7,821)	—	(8,564)

Segment operating income	$62,505	11,211	11,963		85,679	69,684	10,048	16,184		95,916

Income before income taxes, minority interest and equity income of equity investments	67,693	11,478	12,485		91,656	75,275	9,053	16,580		100,908

Income tax expense	$26,249	4,172	4,471		34,892	27,404	2,235	5,964		35,603

Equity in income of equity investments	$—	860	—	—	860	—	985	—	—	985

Net Income	$41,564	7,696	8,014		57,274	48,172	6,900	10,616		65,688

	Three Months Ended September 30, 2007					Three Months Ended December 31, 2007
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$243,403	64,148	58,641	—	366,192	243,041	68,072	56,916	—	368,029
Intersegment revenues	(6,961)	(106)	(105)	—	(7,172)	(5,983)	(486)	(163)	—	(6,632)

Revenues before reimbursables from external customers	$236,442	64,042	58,536	—	359,020	237,058	67,586	56,753	—	361,397

Total revenues	$324,802	66,779	75,356	—	466,937	324,302	70,585	72,426	—	467,313
Intersegment revenues	(9,162)	(106)	(105)	—	(9,373)	(8,151)	(486)	(163)	—	(8,800)

Revenues from external customers	$315,640	66,673	75,251	—	457,564	316,151	70,099	72,263	—	458,513

Depreciation and amortization	$24,592	6,455	6,561	—	37,608	25,305	6,451	6,498	—	38,254

Intersegment expenses	$3,505	(4,995)	(7,884)	—	(9,374)	3,068	(4,203)	(7,665)	—	(8,800)

Segment operating income	$62,608	11,542	18,761	(1,692)	91,219	63,972	11,381	17,203	(11,859)	80,697

Income before income taxes, minority interest and equity income of equity investments	68,751	12,130	19,022	(1,692)	98,211	70,933	10,284	17,558	(11,859)	86,916

Income tax expense	$20,084	4,033	6,830		30,947	23,560	3,696	5,870	9,100	42,226

Equity in income of equity investments	$—	2,020	—	—	2,020	(120)	1,651	—	—	1,531

Net Income	$50,580	7,720	12,193	(1,692)	68,801	46,816	8,134	11,688	(20,958)	45,680

Note:	With the spin-off by Synovus, TSYS has created a separate segment to track spin-related costs. Certain items have also been reclassified between segments.

The amounts for previous periods have been restated to reflect the change.
- more -

TSYS Announces Earnings for 2007

TSYS
Segment Breakdown
(Unaudited)
(In thousands)

	Three Months Ended March 31, 2006					Three Months Ended June 30, 2006
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$244,443	30,713	58,862	—	334,018	253,313	34,145	60,144	—	347,602
Intersegment revenues	(4,434)	—	(32)	—	(4,466)	(4,778)	—	(33)	—	(4,811)

Revenues before reimbursables from external customers	$240,009	30,713	58,830	—	329,552	248,535	34,145	60,111	—	342,791

Total revenues	$312,830	36,246	70,332	—	419,408	325,106	40,326	70,736	—	436,168
Intersegment revenues	(7,086)	—	(32)	—	(7,118)	(6,970)	—	(33)	—	(7,003)

Revenues from external customers	$305,744	36,246	70,300	—	412,290	318,136	40,326	70,703	—	429,165

Depreciation and amortization	$31,910	3,978	7,273	—	43,161	31,692	4,795	6,499	—	42,986

Intersegment expenses	$8,690	(7,575)	(8,219)	—	(7,104)	6,591	(5,531)	(8,046)	—	(6,986)

Segment operating income	$61,759	86	10,012	—	71,857	67,599	2,385	14,747	—	84,731

Income before income taxes, minority interest and equity income of equity investments	63,479	728	10,390	—	74,597	70,001	2,389	15,318	—	87,708

Income tax expense	$20,471	567	3,927	—	24,965	23,443	1,926	5,779	—	31,148

Equity in income of equity investments	$—	852	—	—	852	—	1,019	—	—	1,019

Net Income	$42,819	1,111	6,463	—	50,393	46,712	1,155	9,539	—	57,406

	Three Months Ended September 30, 2006					Three Months Ended December 31, 2006
			Merchant					Merchant
	Domestic-based	International-based	acquiring	Spin-Related		Domestic-based	International-based	acquiring	Spin-Related
	support services	support services	services	Costs	Consolidated	support services	support services	services	Costs	Consolidated

Revenues before reimbursables	$242,584	44,320	59,723	—	346,627	316,918	49,430	59,056	—	425,404
Intersegment revenues	(4,257)	—	(31)	—	(4,288)	(4,660)	(956)	(37)	—	(5,653)

Revenues before reimbursables from external customers	$238,327	44,320	59,692	—	342,339	312,258	48,474	59,019	—	419,751

Total revenues	$325,919	51,591	70,592	—	448,102	385,941	55,263	70,448	—	511,652
Intersegment revenues	(6,255)	—	(31)	—	(6,286)	(6,759)	(956)	(37)	—	(7,752)

Revenues from external customers	$319,664	51,591	70,561	—	441,816	379,182	54,307	70,411	—	503,900

Depreciation and amortization	$32,157	5,328	6,674	—	44,159	41,334	6,388	6,866	—	54,588

Intersegment expenses	$3,670	(2,343)	(7,599)	—	(6,272)	3,526	(3,336)	(7,927)	—	(7,737)

Segment operating income	$49,523	7,089	15,645	—	72,257	104,515	6,676	17,046	—	128,237

Income before income taxes, minority interest and equity income of equity investments	52,689	6,602	16,377	—	75,668	109,133	7,240	17,508	—	133,881

Income tax expense	$14,722	(31)	7,689	—	22,380	38,860	3,357	5,472	—	47,689

Equity in income of equity investments	$—	1,203	—	—	1,203	—	1,169	—	—	1,169

Net Income	$38,822	6,797	8,688	—	54,307	70,342	4,679	12,036	—	87,057

Note:	With the spin-off by Synovus, TSYS has created a separate segment to track spin-related costs. Certain items have also been reclassified between segments.

The amounts for previous periods have been restated to reflect the change.
- more -

TSYS Announces Earnings for 2007

TSYS
Balance Sheet
(In thousands)

	Dec 31, 2007	Dec 31, 2006
	(unaudited)	(audited)

Assets
Current assets:
Cash and cash equivalents	$210,518	389,123
Restricted cash	29,688	31,568
Accounts receivable, net	256,970	246,637
Deferred income tax assets	45,245	21,556
Prepaid expenses and other current assets	89,050	55,832

Total current assets	631,471	744,716
Property and equipment, net	283,138	271,321
Computer software, net	205,830	216,450
Contract acquisition costs, net	151,599	167,449
Goodwill, net	142,545	133,337
Equity investments, net	80,162	62,064
Other intangible assets, net	13,462	21,314
Other assets	14,963	17,590

Total assets	$1,523,170	1,634,241

Liabilities and Shareholders’ Equity
Current liabilities:
Accrued salaries and employee benefits	$85,142	80,697
Accounts payable	41,817	31,589
Current portion of notes payable	8,648	—
Current portion of obligations under capital leases	3,080	3,156
Other current liabilities	149,797	180,345

Total current liabilities	288,484	295,787
Notes payable, excluding current portion	252,659	—
Deferred income tax liabilities	97,631	75,019
Obligations under capital leases, excluding current portion	3,934	3,625
Other long-term liabilities	28,152	36,221

Total liabilities	670,860	410,652

Minority interests in consolidated subsidiaries	8,580	6,229

Shareholders’ Equity:
Common stock	19,966	19,868
Additional paid-in capital	104,019	66,677
Accumulated other comprehensive income, net	28,322	20,641
Treasury stock	(34,138)	(35,233)
Retained earnings	725,561	1,145,407

Total shareholders’ equity	843,730	1,217,360

Total liabilities and shareholders’ equity	$1,523,170	1,634,241

- more -

TSYS Announces Earnings for 2007

TSYS
Cash Flow
(Unaudited)
(In thousands)

	Twelve Months Ended December 31,
	2007	2006

Cash flows from operating activities:
Net income	$237,443	249,163
Adjustments to reconcile net income to net cash provided by operating activities:
Minority interests in consolidated subsidiaries’ net income	1,976	752
Equity in income of equity investments	(5,396)	(4,243)
Dividends received from equity investments	2,994	2,371
Gain on currency translation adjustments, net	(41)	(1,232)
Depreciation and amortization	152,468	184,894
Share-based compensation	18,620	9,157
Asset impairments	1,158	—
Provisions for bad debt expense and billing adjustments	(568)	1,614
Charges for transaction processing provisions	35	10,981
Deferred income tax benefit	7,399	(23,288)
Loss on disposal of equipment, net	500	147
(Increase) decrease in:
Accounts receivable	(8,997)	(47,056)
Prepaid expenses, other current assets and other long-term assets	(32,437)	12,342
Increase (decrease) in:
Accounts payable	10,080	673
Accrued salaries and employee benefits	4,445	(5,416)
Excess tax benefit from share-based payment arrangements	(8,526)	(2,984)
Other current liabilities and other long-term liabilities	(47,077)	(2,116)

Net cash provided by operating activities	334,076	385,759

Cash flows from investing activities:
Purchases of property and equipment, net	(55,274)	(26,506)
Additions to licensed computer software from vendors	(33,382)	(11,858)
Additions to internally developed computer software	(17,785)	(13,972)
Cash acquired in acquisitions	—	8,150
Cash used in acquisitions and equity investments	(12,552)	(77,541)
Additions to contract acquisition costs	(22,740)	(42,452)

Net cash used in investing activities	(141,733)	(164,179)

Cash flows from financing activities:
Proceeds from borrowings of long-term debt	263,946	—
Principal payments on long-term debt borrowings and capital lease obligations	(4,816)	(2,691)
Proceeds from exercise of stock options	11,672	4,253
Excess tax benefit from share-based payment arrangements	8,526	2,984
Repurchase of common stock	—	(22,874)
Dividends paid on common stock	(655,246)	(51,269)

Net cash used in financing activities	(375,918)	(69,597)

Effect of exchange rate changes on cash and cash equivalents	4,970	(429)

Net (decrease) increase in cash and cash equivalents	(178,605)	151,554
Cash and cash equivalents at beginning of year	389,123	237,569

Cash and cash equivalents at end of period	$210,518	389,123

- more -

TSYS Announces Earnings for 2007

Geographic Area Data:
The following geographic area data represents revenues for the three months ended December 31 based on where the client is domiciled:

	Three Months Ended December 31,
(dollars in millions):	2007	%	2006	%	% Chg

United States	$347.8	75.8%	$412.4	81.8%	(15.7)%
Europe	60.7	13.2	46.2	9.2	31.4
Canada	33.6	7.3	30.5	6.1	10.1
Japan	6.8	1.5	5.2	1.0	31.8
Mexico	3.9	0.8	3.7	0.7	3.7
Other	5.7	1.4	5.9	1.2	(2.1)

	$458.5	100.0%	$503.9	100.0%	(9.0)%

The following geographic area data represents revenues for the twelve months ended December 31 based on where the client is domiciled:

	Twelve Months Ended December 31,
(dollars in millions):	2007	%	2006	%	% Chg

United States	$1,400.3	77.5%	$1,482.1	82.9%	(5.5)%
Europe	211.8	11.7	158.8	8.9	33.4
Canada	126.7	7.0	102.0	5.7	24.2
Japan	24.5	1.4	18.6	1.0	31.9
Mexico	14.0	0.8	12.3	0.7	14.3
Other	28.5	1.6	13.4	0.8	113.3

	$1,805.8	100.0%	$1,787.2	100.0%	1.0%

Geographic Area Revenue by Operating Segment:
The following table reconciles segment revenues to revenues by reporting segment for the three months ended December 31:

	Three Months Ended December 31,
	Domestic-based		International-based		Merchant acquiring
	support services		support services		services
(dollars in millions):	2007	2006	2007	2006	2007	2006

United States	$275.9	342.2	(0.1)	—	71.9	70.1
Europe	0.4	0.4	60.3	45.8	—	—
Canada	33.4	30.4	—	—	0.2	0.1
Japan	—	—	6.8	5.2	—	—
Mexico	3.9	3.7	—	—	—	—
Other	2.5	2.5	3.1	3.3	0.2	0.2

	$316.1	379.2	70.1	54.3	72.3	70.4

The following table reconciles segment revenues to revenues by reporting segment for the twelve months ended December 31:

	Twelve Months Ended December 31,
	Domestic-based		International-based		Merchant acquiring
	support services		support services		services
(dollars in millions):	2007	2006	2007	2006	2007	2006

United States	$1,113.1	1,201.3	0.5	—	286.6	280.8
Europe	1.7	1.5	210.1	157.3	—	—
Canada	126.2	101.5	—	—	0.6	0.5
Japan	—	—	24.5	18.6	—	—
Mexico	14.0	12.3	—	—	—	—
Other	10.5	6.1	17.2	6.6	0.8	0.7

	$1,265.5	1,322.7	252.3	182.5	288.0	282.0

- more -

TSYS Announces Earnings for 2007

Supplemental Information:

	Accounts on File at December 31,
(in millions)	2007	%	2006	%	% Change

Consumer	201.5	53.7%	262.7	63.0%	(23.3)%
Retail	56.8	15.1	55.3	13.3	2.7
Commercial	39.0	10.4	32.1	7.7	21.6
Government services/EBT	23.7	6.3	21.2	5.1	11.8
Stored Value	49.2	13.1	40.7	9.8	20.8
Debit	5.3	1.4	4.4	1.1	19.3

	375.5	100.0%	416.4	100.0%	(9.8)%

(in millions)	December 31, 2007	December 31, 2006	% Change
QTD Average Accounts on File	368.6	421.7	(12.6)%
YTD Average Accounts on File	401.2	415.6	(3.5)

	Accounts on File at December 31,
(in millions)	2007	%	2006	%	% Change

Domestic	301.3	80.2%	348.5	83.7%	(13.6)%
International	74.2	19.8	67.9	16.3	9.3

	375.5	100.0%	416.4	100.0%	(9.8)%

Note: The accounts on file between domestic and international is based on the geographic domicile of processing clients.

	December 2006 to	December 2005 to
Growth in Accounts on File (in millions):	December 2007	December 2006
Beginning balance	416.4	437.9
Change in accounts on file due to:
Internal growth of existing clients	40.3	36.6
New clients	24.2	91.2
Purges/Sales	(11.8)	(16.4)
Deconversions	(93.6)	(132.9)

Ending balance	375.5	416.4

Number of Employees (FTEs):	2007	2006
At December 31,	6,921	6,749
Quarterly average for period ended December 31,	6,910	6,743
YTD average for period ended December 31,	6,799	6,642
RECONCILIATION OF GAAP TO NON-GAAP

	Three Months Ended December 31,
	2007	2006	% Change
EARNINGS PER SHARE (EPS) — Basic
Basic earnings per share	$0.23	0.44	(47.7)%
Add: spin-related costs, net of tax per share	0.11	—

Basic EPS, excluding spin related expenses	$0.34	$0.44	(23.8)%

Common Shares outstanding	197.109	196.307

- ### -